                                                                    Exhibit 10.9

                                                                       SCHEDULE A
                                                           UNITED NATIONAL BANK & TRUST CO.
                                                            SALARY CONTINUATION AGREEMENT

                                                                    SCOTT E. DODDS
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                                                                                    EARLY
                                                                                 TERMINATION       DISABILITY
                                                                                    ANNUAL          ANNUAL             CHANGE-IN-
                                                                                   BENEFIT          BENEFIT              CONTROL
                                                  EARLY                           PAYABLE AT       PAYABLE AT            BENEFIT
                   EXECUTIVE'S       ACCRUAL    TERMINATION         VESTED          NORMAL           NORMAL           PAYABLE IN A
 PLAN   PLAN YEAR  AGE AT PLAN      BALANCE @     VESTING          ACCRUAL         RETIREMENT       RETIREMENT           LUMP SUM
 YEAR    ENDING     YEAR END        7.5% (1)     SCHEDULE          BALANCE           AGE (2)           AGE (2)
------------------------------------------------------------------------------------------------------------------------------------
  1    April 2002      39            $13,179         0%              $0               $0               $9,623            $311,080
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  2    April 2003      40            $27,381         0%              $0               $0              $18,554            $326,280
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  3    April 2004      41            $42,686         0%              $0               $0              $26,840            $342,222
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  4    April 2005      42            $59,179         0%              $0               $0              $34,530            $358,943
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  5    April 2006      43            $76,952         0%              $0               $0              $41,666            $376,482
------------------------------------------------------------------------------------------------------------------------------------

  6    April 2007      44            $96,105         0%              $0               $0              $48,288            $394,877
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  7    April 2008      45           $116,745         0%              $0               $0              $54,433            $414,171
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  8    April 2009      46           $138,987         0%              $0               $0              $60,135            $434,408
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  9    April 2010      47           $162,956         0%              $0               $0              $65,426            $455,634
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 10    April 2011      48           $188,786         0%              $0               $0              $70,336            $477,897
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 11    April 2012      49           $216,621         0%              $0               $0              $74,893            $501,248
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 12    April 2013      50           $246,616         0%              $0               $0              $79,121            $525,739
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 13    April 2014      51           $278,941         0%              $0               $0              $83,044            $551,427
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 14    April 2015      52           $313,775         0%              $0               $0              $86,685            $578,371
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 15    April 2016      53           $351,313         0%              $0               $0              $90,064            $606,631
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 16    April 2017      54           $391,765         0%              $0               $0              $93,199            $636,271
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 17    April 2018      55           $435,358       100%(4)     $435,358          $96,108              $96,108            $667,360
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 18    April 2019      56           $482,335       100%        $482,335          $98,808              $98,808            $699,969
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 19    April 2020      57           $532,959       100%        $532,959         $101,314             $101,314            $734,170
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 20    April 2021      58           $587,513       100%        $587,513         $103,638             $103,638            $770,042
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 21    April 2022      59           $646,302       100%        $646,302         $105,796             $105,796            $807,668
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 22    April 2023      60           $709,655       100%        $709,655         $107,798             $107,798            $847,131
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 23    April 2024      61           $777,927       100%        $777,927         $109,655             $109,655            $888,523
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 24    April 2025      62           $851,498       100%        $851,498         $111,379             $111,379            $931,937
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 25    April 2026      63           $930,781       100%        $930,781         $112,979             $112,979            $977,473
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 26    April 2027      64         $1,016,219       100%      $1,016,219         $114,463             $114,463          $1,025,234
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 27    April 2028      65      $1,037,534(5)       100%      $1,037,534         $114,700             $114,700          $1,037,534
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

                            EXECUTIVE'S            ACCRUAL             VESTED
    PLAN     PLAN YEAR       AGE AT PLAN          BALANCE @           ACCRUAL
     YEAR     ENDING            YEAR END            7.5%(3)            BALANCE
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     28     April 2029             66            $967,451               $967,451
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     29     April 2030             67            $923,089               $923,089
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     30     April 2031             68            $875,282               $875,282
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     31     April 2032             69            $823,765               $823,765
--------------------------------------------------------------------------------

     32     April 2033             70            $768,248               $768,248
--------------------------------------------------------------------------------

     33     April 2034             71            $708,420               $708,420
--------------------------------------------------------------------------------

     34     April 2035             72            $643,949               $643,949
--------------------------------------------------------------------------------

     35     April 2036             73            $574,472               $574,472
--------------------------------------------------------------------------------

     36     April 2037             74            $499,602               $499,602
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     37     April 2038             75            $418,919               $418,919
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     38     April 2039             76            $331,972               $331,972
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     39     April 2040             77            $238,276               $238,276
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     40     April 2041             78            $137,306               $137,306
--------------------------------------------------------------------------------

     41     April 2042             79             $28,497                $28,497
--------------------------------------------------------------------------------

     42     April 2043             80                  $0                     $0
--------------------------------------------------------------------------------


(1) The Accrual balance reflects payment at the beginning of each month during retirement.
(2) Benefit is based on present value of the current payment stream of the vested accrual balance using a standard discount rate (7.50%).
(3) The "Change-in-Control Benefit" is the lump sum value of the Normal Retirement Age Accrual Balance ($1,037,534) discounted to the Plan Year ending immediately before the date on which the Termination of Employment occurs. This illustrative depiction uses the current 10-year Treasury Bill rate (4.78%) as of March 16, 2001. This rate is used for illustrative purposes only. The actual rate will be determined at change in control pursuant to Section 2.4.1 of the Salary Continuation Agreement.
(4) Participant becomes 100 percent vested upon reaching age 55 on July 20, 2017.
(5) Reflects three (3) months data prior to projected retirement in July 2027.